Exhibit (j)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Money Market Trust

Master Portfolio Trust

We consent to the use of our reports dated October 26, 2009 with respect to Western Asset Liquid Reserves, Western Asset U.S. Treasury Reserves, Western Asset Tax Free Reserves, Western Asset California Tax Free Money Market Fund, Western Asset Connecticut Municipal Money Market Fund and Western Asset New York Tax Free Money Market Fund, each a series of Legg Mason Partners Money Market Trust and Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, each a series of Master Portfolio Trust, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

August 25, 2010

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Money Market Trust

We consent to the use of our report dated May 17, 2010 with respect to Western Asset Massachusetts Municipal Money Market Fund, a series of Legg Mason Partners Money Market Trust, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

August 25, 2010

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Money Market Trust

We consent to the use of our report dated October 26, 2009 with respect to Western Asset Money Market Fund, a series of Legg Mason Partners Money Market Trust, incorporated herein by reference and to the references to our firm under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

August 25, 2010

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Money Market Trust

We consent to the use of our reports dated May 17, 2010 with respect to Western Asset California Municipal Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, each a series of Legg Mason Partners Money Market Trust, incorporated herein by reference and to the references to our firm under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

August 25, 2010